UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2009

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PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE	0-15491	22-2562955
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, FL, 33309

(Address of principal executive offices) (Zip Code)

954-316-9008

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On January 12, 2009, Parlux Fragrances, Inc. issued a press release announcing estimated net sales for the quarter ended December 31, 2008.  A copy of the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
99.1	Press Release of Parlux Fragrances, Inc., dated January 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC

By:	/s/ RAYMOND J. BALSYS
Raymond J. Balsys, Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)

January 12, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Parlux Fragrances, Inc., dated January 12, 2009.